UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 23, 2009

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

63 Highway 515, P.O. Box 398
Blairsville, Georgia  30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On October 23, 2009, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended September 30, 2009 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this report.  In connection with issuing the News Release, on October 23, 2009 at 11:00 a.m. EST, the Registrant intends to hold a conference call/webcast to discuss the News Release.  In addition to the News Release, during the conference call the Registrant intends to discuss certain financial information contained in the Third Quarter 2009 Investor Presentation (the “Investor Presentation”) which will be posted to the Registrant’s website.  The Investor Presentation is attached as Exhibit 99.2 to this report.

The presentation of the Registrant’s financial results included operating performance measures and core earnings measures, which are measures of performance determined by methods other than in accordance with generally accepted accounting principles, or GAAP.  Management included non-GAAP operating performance and core earnings measures because it believes it is useful for evaluating the Registrant’s operations and performance over periods of time, and uses operating performance and core earnings measures in managing and evaluating the Registrant’s business and intends to use it in discussions about the Registrant’s operations and performance.  Operating performance measures for the third quarter of 2009 exclude the effects of a $25 million non-recurring, non-cash goodwill impairment charge.  Operating performance measures for the first nine months of 2009 also exclude the effects of a $70 million non-cash goodwill impairment charge in the first quarter (bringing the total goodwill impairment charge for the nine months to $95 million), $2.9 million in non-recurring severance charges related to a reduction in workforce recorded in the first quarter and an $11.4 million gain in the second quarter from the acquisition of Southern Community Bank that resulted from a bargain purchase.  These items have been excluded from operating performance measures because management feels that the two expense items and the bargain purchase gain are non-recurring in nature and do not reflect overall trends in the Registrant’s earnings.  Additionally, core earnings measures exclude credit related costs such as the provision for loan losses and foreclosed property expense, securities gains and losses, income taxes and other items of a non-recurring nature.  Core earnings are useful in evaluating the underlying earnings performance trends of the Registrant.  Management believes these non-GAAP performance measures may provide users of the Registrant’s financial information with a meaningful measure for assessing the Registrant’s financial results and comparing those financial results to prior periods.

Operating performance and core earnings measures should be viewed in addition to, and not as an alternative or substitute for, the Registrant’s performance measures determined in accordance with GAAP, and is not necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements: None
(b)	Pro forma financial information: None
(c)	Exhibits:
99.1	Press Release, dated October 23, 2009
99.2	Investor Presentation, Third Quarter 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
October 23, 2009	Chief Financial Officer